商業租約

本合約訂於 01/01/2024 日/月/年 由業主及租客訂立， 雙方資料詳列於附表一。

This Agreement is made on dd/mm/yyyy 01/01/2024 Between the Landlord and the Tenant as more particularly described in Schedule I.

業主及租客雙方以詳列於附表一的租期及租金分別租出及租人詳列於附表一的物業，並同意遵守及履行下列條款： -

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follow:-

1 租客須在租期前繳付指定的租金予業主。倘租客於應繳租金之日的七天內仍未清付該租金，則 業主有權採取適當行動追討租客所欠的租金，而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租 客一併追討所欠款項全數

The Tenant shall pay to the Landlord the Rent in advance. If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have the right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.

2 租客在沒有業主書面同意前，不得對該物業作任何改動及/或加建。

The Tenant shall not make any alteration and / or additions to the Premises without prior written consent of the Landlord.

3 租客不得轉讓、轉租或分租該物業或其他任何部份或將該物業或其他任何部份的佔用權讓予任何其他人等。此租約權益為租 客個人擁有。

The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named therein.

4 租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契 上的任何制約性條款。

The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.

5 租客須在租約期內清繳有關物業的水費、電費、煤氣費、電話費及其他類似的雜費。

The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises.

6 租客須在租約期內保持物業內部的維修狀態良好(自然損耗及因固有的缺陷所產生的損壞除外)並須於租約期滿或終止時將物 業在同樣維修狀態下交吉回業主。

The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement.

7 租客須交予業主保証金(金額如附表一所列)作為保証物業租客遵守及履行此租約上租客所需遵守的條款的按金。若租客在租 期內並 無干犯此合約內任何條款，則業主須於收回交吉的物業或一切租客欠款後(以較遲者作準)三十天內無息退還該保証金 予租客。但若租客拖欠根據此合約需要支付的租金及/或其他款項超過七天(無論有否以法律行動追討)或若租客違反此合約內 任何條款，業主可合法收回該物業而此租約將立被終止；業主可從保証金內扣除因租客違約而令業主所受的損失，而此項權 利將不會影響業主因租客違約而可採取的其他合法行動的權利。

The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 30 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re -enter the Premises whereupon this Agreement shall absolutely determine and Page 2 the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy ofthe

8 若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。
Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observed and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.

9 業主提供家電或家俬(如附表二所列)予租客使用，租客須於租約期滿或終止時將家電或家俬在良好狀態下交回業主(自然損耗 及因固有的缺陷所產生的損壞除外) 。
The Landlord shall provide the applicance(s) and furniture(s) set out in Schedule II for the Tenant to use, the Tenant shall maintain the applicance(s) and furniture(s) in good condition on the expiration or sooner determination of this Agreement(fair wear and tear and damage caused by inherent defects excepted).

10 業主須保養及適當維修物業內各主要結構部份(包括主要的排污渠、喉管和電線)。唯業主須在收到租客的書面要求後才會有 責任在合理時限內將有關損壞維修妥當。
The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.

11 業主及租客雙方同意遵守附表二的附加條件(如有) 。
The Landlord and the Tenant agree to be bound by the additional terms and conditions in Schedule II (if any).

12 此合約內的英文本與中文本存有差異時，將以英文本為準。
If there is any conflict between the English version and the Chinese version in this Agreement, the English version shall prevail.

13 未經業主書面許可，不得掛板或標貼，違者須賠償業主一切損失。
No external alterations, decorations, or advertising displays (including but not limited to signboards, stickers, or illuminated fixtures) shall be attached, erected, or exhibited on the Property without the Landlord's prior written authorization. Any unauthorized act shall constitute a material breach of this Agreement, entitling the Landlord to seek injunctive relief, removal costs, and compensation for all direct and consequential losses incurred.

業主確認接受這合約內所有條款的約束 :
Confirmed and accepted all the terms and conditions herein by the Landlord:

For and on behalf of
KONGKAN GROUP LIMITED
港勤集團有限公司

Authorized Signature(s)

身份証/商業登記証號碼
HK ID / BR No.

70813998

租客確認接受這合約內所有條款的約束 :
Confirmed and accepted all the terms and conditions herein by the Tenant:

For and on behalf of
Miao Hong Trading Co., Limited
淼鴻貿易有限公司

Authorized Signature(s)

身份証/商業登記証號碼
HK ID / BR No.

71055002

附表一

Schedule I

物業地址: 紅磡德豐街22號海濱廣場二座807A
Premises Address : 807A on the 8th Floor Office Tower 2 of The Harbourfront, 22 Tak Fung Street, Hunghom

業主 名 Landlord Name: 港勤集團有限公司 KONGKAN GROUP LIMITED
身份証/商業登記証號碼 H K ID/ BR No: 70813998

電話 Phone: 00852-30501783

租客 名 Tenant Name: 淼鴻贸易有限公司 MIAO HONG TRADING CO., LIMITED
身份証/商業登記 証號碼 H K ID/ BR No: 71055002

租期 Term 由 From 日/月/年 dd/mm/yyyy 01/01/2024 至 To 日/月/年 dd/mm/yyyy 14/11/2025

租金,人民幣 Rent , CNY: 2,900 / 月

租金, 港幣 Rent , HKD: 3,120 / 月

保證金, 人民币 Security Deposit, CNY 2,900 或 OR 港币 HKD 3,120

附表二

Schedule I I

1.租客不可將物業或其任何部份作非 商業 用途。
The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than Commercial purpose only.

2 業主或租客需負責下列費用 Landlord or Tenant shall be responsible for the following payments:

業主 / Landlord	負責管理費 For Management Fee	業主 / Landlord	負責差餉 For Government Rate	業主 / Landlord	負責地租 For Government Rent
租客 / Tenant	負責電費 For Electricity Bill	租客 / Tenant	負責水費 For Water Bill	租客 / Tenant	印花稅 費 For Stamp Duty

其他費用細節 Other detail: 租客至少按半年支付租金方可享受此價格。如租客提前解約，需要扣除3個月租金作爲違約金。

3 業主提供之電器，家俬或設備 : 無
Landlord provides appliances, furniture or equipemnt: None

4 租客可享有免租期由 日/月/年 至 日/月/年 包括首尾兩天，但租客仍需負責繳付免租 期内水費、電費、煤氣費、 電話費及其他一切雜費支出。
The Tenant shall be entitled to a rent free period from dd/mm/yyyy to dd/mm/yyyy (both days inclusive), provided that the tenant shall be responsible for the charges of water, electricity, gas, telephone and other outstandings payable in respects of Premises during such rent free period.

5 其他：業主提供代取信服務，每週至少取信一次，可幫租客拆開拍照。如需郵寄，則使用順豐到付。
Others : The landlord provides a mail retrieval service, with a minimum of once per week.
The landlord can help the tenant to open the mail and take photos of the contents.
If mailing is required, it will be sent via SF Express with payment collected from the tenant upon delivery.

For and on behalf of
KONGKAN GROUP LIMITED
港勤集團有限公司
Authorized Signature(s)

業主簽處 Signed by the Landlord

For and on behalf of
Miao Hong Trading Co., Limited
淼鴻貿易有限公司
Authorized Signature(s)

租客簽處 Signed by the Tenant